SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 28, 2006 (February 22, 2006)

TRAFFIX, INC.
(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27046 (Commission File Number)	22-3322277 (I.R.S. Employer Identification No.)

One Blue Hill Plaza, Pearl River, New York (Address of principal executive offices)	10965 (Zip Code)

Registrant's telephone number, including area code: (845) 620-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TRAFFIX, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
FEBRUARY 28, 2006

ITEMS IN FORM 8-K

Item 2.02.   Results of Operations and Financial Condition.

On February 28, 2006, we issued a press release announcing our results of operations for the quarter and year ended November 30, 2005. A copy of such release is filed herewith as an exhibit.

Item 8.01.  Other Events.

On February 28, 2006, we issued a press release announcing that our Board of Directors declared a dividend of $.08 per share to shareholders of record as of March 6, 2006, payable on or about March 16, 2006.  A copy of such release is filed herewith as an exhibit.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Number	Description
99.1*	February 28, 2006 Press Release

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* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAFFIX, INC.

Date: February 28, 2006	By:	/s/ Jeffrey L. Schwartz

Jeffrey L. Schwartz Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1*	February 28, 2006 Press Release

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* Filed herewith